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Exhibit 10.5

EXECUTION VERSION

AMENDMENT NO. 4 TO CREDIT AGREEMENT

AMENDMENT NO. 4, dated as of February 27, 2023 (this “Amendment”) to the Credit Agreement among Legence Holdings LLC (f/k/a Refficiency Holdings LLC), a Delaware limited liability company (the “Borrower”) and Jefferies Finance LLC, as Administrative Agent (in such capacity, the “Administrative Agent”), the Revolving Credit Lenders, L/C Issuers party hereto and the Swing Line Lender, which amends the Credit Agreement, dated as of December 16, 2020, among Legence Intermediate LLC (f/k/a Refficiency Intermediate LLC), a Delaware limited liability company (“Holdings”), the Borrower, the lenders from time to time party thereto, the Administrative Agent and Jefferies Finance LLC as Collateral Agent, Swing Line Lender and an L/C Issuer (as amended by Amendment No. 1 dated as of August 5, 2021, Amendment No. 2 dated as of October 28, 2021, Amendment No. 3 dated as of November 9, 2022, and as further amended, restated, amended and restated, modified and supplemented from time to time, the “Credit Agreement” and as amended by this Amendment, the “Amended Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, pursuant to the definition of “Eurocurrency Rate” set forth in the Credit Agreement, a Benchmark Discontinuation Event has occurred with respect to Eurocurrency Rate Loans denominated in Dollars and the Borrower and the Administrative Agent are entering into this Amendment to reflect the Successor Benchmark Rate with respect to such Loans and such other related changes to the Credit Agreement as may be applicable;

WHEREAS, pursuant to the definition of “Eurocurrency Rate”, the Borrower and the Administrative Agent may enter into this Amendment to reflect such changes to the Credit Agreement and, notwithstanding anything to the contrary in Section 10.01 of the Credit Agreement, such Amendment shall become effective without any further action or consent of any other party to the Credit Agreement;

WHEREAS, the Borrower has requested, and the Swing Line Lender, the Revolving Credit Lenders and the L/C Issuers have consented to, certain amendments to the Revolving Credit Facility on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

ARTICLE I

CREDIT AGREEMENT AMENDMENTS

Pursuant to the definition of “Eurocurrency Rate” and Section 10.01 of Credit Agreement, and subject to satisfaction of the conditions precedent in Article III below, the Credit Agreement is, effective as of the Amendment No. 4 Effective Date, hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bolded, underlined text (indicated textually in the same manner as the following example: underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.

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ARTICLE II

REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants, as of the Amendment No. 4 Effective Date, to the Administrative Agent that this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that the enforceability thereof may be limited by Debtor Relief Laws and by general principles of equity.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective on the date (the “Amendment No. 4 Effective Date”) on which the Administrative Agent shall have received a counterpart signature page of this Agreement, executed and delivered by (i) the Borrower, (ii) the Administrative Agent and (iii) the Revolving Credit Lenders, L/C Issuers and Swing Line Lender.

ARTICLE IV

FURTHER ACKNOWLEDGMENTS

The Borrower and each Guarantor acknowledges and agrees that after giving effect to this Amendment, the Collateral Documents continue to be in full force and effect and affirms and confirms the pledge of and/or grant of security interest in its assets constituting Collateral to secure the Obligations, which continue in full force and effect.

The Borrower and each Guarantor acknowledges and agrees to each of the provisions of this Amendment. Each Guarantor acknowledges and agrees that after giving effect to this Amendment, the Guaranty and the Collateral Documents continue to be in full force and effect and affirms and confirms its guarantee of the Obligations and the pledge of and/or grant of security interest in its assets constituting Collateral to secure the Obligations, which continue in full force and effect.

ARTICLE V

MISCELLANEOUS

A. Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower or any other Loan Party under the Amended Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect after giving effect to this Amendment. After the Amendment No. 4 Effective Date, any reference to the Credit Agreement shall mean the Amended Credit Agreement. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

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B. On and after the Amendment No. 4 Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

C. No Novation. This Amendment shall not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof and the liens and security interests existing immediately prior to the Amendment No. 4 Effective Date in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Except as expressly provided, nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under the Credit Agreement or any Loan Document from any of its obligations and liabilities thereunder, and except as expressly provided, such obligations are in all respects continuing with only the terms being modified as provided in this Amendment.

D. Notices. The parties hereto hereby agree that this Amendment shall constitute the notice with respect to the establishment of the Successor Benchmark Rate contemplated by the definition of “Eurocurrency Rate” in the Credit Agreement.

E. Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns thereof (it being understood that rights of assignment of the parties hereto are subject to the further provisions of Section 10.07 of the Credit Agreement).

F. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.15(b) and 10.16 of the Credit Agreement are incorporated herein and apply to this Amendment mutatis mutandis.

G. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent. This Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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H. Headings. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

I. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

LEGENCE HOLDINGS LLC, as the Borrower

By:	/s/ Stephen Butz
Name: Stephen Butz
Title: Chief Financial Officer

[Signature Page – Amendment No. 4]

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GUARANTORS:	G1-THERMA BLOCKER, LLC
LEGENCE INTERMEDIATE LLC
LEGENCE THERMA LLC
THERMA INTERMEDIATE LLC
THERMA LLC
THERMA SERVICES HOLDINGS INC.
THERMA SERVICES LLC
YEAROUT LLC
YEAROUT MECHANICAL, LLC
YEAROUT SERVICE, LLC
YEAROUT SUPPORT SERVICES, LLC
GILBERT MECHANICAL CONTRACTORS, LLC
VARCOMAC LLC
BEL-AIRE MECHANICAL, LLC
BUILDING SYSTEMS HOLDINGS, LLC
CMTA, INC.
BLACK BEAR ENERGY, INC.
RE TECH ADVISORS, LLC
LORD GREEN REAL ESTATE STRATEGIES, LLC
SHADPOUR CONSULTING ENGINEERS, LP

	By:	/s/ Stephen Butz
	Name:	Stephen Butz
	Title:	Chief Financial Officer

[Signature Page – Amendment No. 4]

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JEFFERIES FINANCE LLC, as Administrative Agent

By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Senior Vice President

[Signature Page – Amendment No. 4]

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JEFFERIES FINANCE LLC, as Swing Line Lender, L/C Issuer and Revolving Credit Lender

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Senior Vice President

[Signature Page – Amendment No. 4]

Confidential Treatment Requested by Legence Corp.

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SOCIÉTÉ GÉNÉRALE, as a L/C Issuer and Revolving Credit Lender

By:	/s/ Adrienne Cohen
Name:	Adrienne Cohen
Title:	Director

[Signature Page – Amendment No. 4]

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BANK OF MONTREAL, as a L/C Issuer and Revolving Credit Lender

By:	/s/ Dmitry Lepenkov
Name:	Dmitry Lepenkov
Title:	Director

[Signature Page – Amendment No. 4]

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MUFG UNION BANK, LTD., as a L/C Issuer and Revolving Credit Lender

By:	/s/ Robert Jones
Name:	Robert Jones
Title:	Managing Director

[Signature Page – Amendment No. 4]

Confidential Treatment Requested by Legence Corp.

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BLACKSTONE HOLDINGS FINANCE CO., L.L.C., as a L/C Issuer and Revolving Credit Lender

By:	/s/ Eric Liaw
Name:	Eric Liaw
Title:	Senior Managing Director, Treasurer and
Head of Corporate Development

[Signature Page – Amendment No. 4]